SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                 of 1934

 Filed by the Registrant [x]
 Filed by a Party other than the Registrant [  ]
 Check the appropriate box:
    [  ]    Preliminary Proxy Statement
    [  ]    Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
    [x ]    Definitive Proxy Statement
    [  ]    Definitive Additional Materials
    [  ]    Soliciting Material Pursuant to section 240.14a-11(c) or
            section 240.14a-12

                         HOMETOWN BANCORPORATION, INC.
               (Name of Registrant as Specified In Its Charter)

                               NOT APPLICABLE
- ------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):
 [x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------
    5)  Total fee paid:

        ------------------------------------------------------------------

 [  ]  Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

        ------------------------------------------------------------------
    4)  Date Filed:

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

                      HOMETOWN BANCORPORATION, INC.

                              20 WEST AVENUE

                     DARIEN, CONNECTICUT  06820-1265

                           --------------------

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           AND PROXY STATEMENT

                         TO BE HELD JUNE 6, 1996

                           --------------------


    Notice is hereby given that the Annual Meeting of Stockholders of Hometown Bancorporation, Inc. (the "Company") will be held at the main office of The Bank of Darien, 20 West Avenue, Darien, Connecticut, at 4:00 P.M. on Thursday, June 6, 1996:

        (1)  To elect ten directors for the ensuing year;

        (2) To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the year ending December 31, 1996; and

        (3) To transact such other business as may be properly brought before the Annual Meeting.

    The close of business on April 8, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

    Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the enclosed stamped and addressed envelope. No postage is required. If you desire to vote your shares in person at the meeting, your proxy will be returned to you.

                    By Order of the Board of Directors

              Douglas D. Milne, III         Kevin E. Gage
              Chairman of the Board         President and
                                            Chief Executive Officer

 Darien, Connecticut
 April 26, 1996

                       HOMETOWN BANCORPORATION, INC.

                               20 WEST AVENUE
                      DARIEN, CONNECTICUT  06820-1265

                          -----------------------

             PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JUNE 6, 1996

                          ------------------------

                                INTRODUCTION

    This Proxy Statement (this "Proxy Statement") is being furnished in connection with the solicitation by the Board of Directors of Hometown Bancorporation, Inc. (the "Company") of proxies from holders of the Company's Common Stock, $1.00 par value ("Common Stock"), to be voted at the Annual Meeting of Stockholders to be held on June 6, 1996 and at any adjournments thereof (the "Annual Meeting"). The time and place of the Annual Meeting, as well as the purposes therefor, are set forth in the accompanying Notice of Annual Meeting. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to stockholders is April 26, 1996. In addition to solicitation by mail, directors, officers and certain management employees of the Company or its subsidiary, The Bank of Darien (the "Bank"), may solicit proxies from stockholders by telephone or in person without additional remuneration therefor.

    Any proxy given by a stockholder may be revoked at any time before its exercise, and any stockholder who executes and returns a proxy and who attends the Annual Meeting may withdraw the proxy at any time before it is voted and vote his shares in person. A proxy may be revoked by giving notice to the President of the Company in writing (at the Company's address indicated above) or in open meeting prior to the taking of a vote. Unless so revoked, the proxy will be voted at the Annual Meeting, and unless authorization to vote "FOR" the election of directors or "FOR" any particular nominee is withheld, the shares represented by such proxy will be voted "FOR" the nominees set forth in this Proxy Statement. Proxies containing instructions on Proposal 2 (the ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for 1996) will be voted in accordance with such instructions. If no instructions are contained on Proposal 2, proxies will be voted "FOR" Proposal 2.

    A majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Annual Meeting to constitute a quorum. The shares represented by a proxy which is timely returned and marked "Abstain" as to any matter as well as broker non-votes will be considered present at the Annual Meeting and will be included in the calculation of those shares needed to constitute a quorum. The shares represented by such proxies, although considered present for quorum purposes, will not be considered a part of the voting power present with respect to any proposal which is abstained from or to which the broker non-vote relates.

                VOTING SECURITIES AND PRINCIPAL HOLDERS

    The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof has been set as April 8, 1996 (the "Record Date"). As of the Record Date, there were 1,706,496 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to the stockholders for a vote at the Annual Meeting.

    As of February 29, 1996, all directors and executive officers of the Company held, directly or indirectly, as beneficial owners 304,508 shares of Common Stock (including 82,800 shares which could be acquired on exercise of options within 60 days thereof), such number representing 17.02% of the outstanding Common Stock. In addition, directors and executive officers of the Bank who are not also directors or executive officers of the Company held, directly or indirectly, as beneficial owners 28,940 shares of Common Stock as of February 29, 1996 (including 5,640 shares which could be acquired upon exercise of options within 60 days thereof), such number representing 1.69% of the outstanding Common Stock.

    Set forth below is the name and address, amount and nature of beneficial ownership and percent of Common Stock owned by each person who is known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.
 The amount and nature of beneficial ownership was determined by a review of the following documents: for Norwalk Savings Society by a review of an amendment to Schedule 13D filed with the Securities and Exchange Commission in March, 1996; for Charles E. Waggner on information provided by him; for Kramer Spellman LP by a review of
 Schedule 13G filed with the Securities and Exchange Commission in August, 1995; and for John C. Emery, Jr. by review of a Form 4 he filed with the Securities and Exchange Commission in April 1990.

                                AMOUNT AND NATURE OF
 NAME AND ADDRESS               BENEFICIAL OWNERSHIP      PERCENT OF CLASS
 ----------------               ---------------------     ----------------

 Norwalk Savings Society             160,000                   9.38%
 48 Wall Street                       direct
 Norwalk, CT  06052

 Charles E. Waggner                  137,398                   8.05%
 P.O. Box 4028                        direct
 1063 Boston Post Road
 Darien, CT  06820-1428

 Kramer Spellman LP                  115,500                   6.77%
 2050 Center Avenue, Suite 300        direct
 Fort Lee, NJ  07024

 John C. Emery Jr.                    95,198                   5.58%
 95 Rowayton Avenue                   direct
 Rowayton, CT  06853

    To the knowledge of the Company, no arrangement exists the operation of which might result in a change in control of the Company.

                                PROPOSAL 1.

                           ELECTION OF DIRECTORS

 NOMINEES AND VOTE REQUIRED

    The number of directors to be elected at the Annual Meeting has been set at ten by action of the Board of Directors in accordance with the By-laws of the Company. The directors are elected annually by the stockholders by ballot. Each director holds office until the next Annual Meeting of Stockholders and until his or her successor is elected and qualifies (or until his or her earlier resignation, death or removal). Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Seven of the nominees are currently directors of both the Company and the Bank, the remaining three nominees are each currently directors of the Bank only.

    A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting shall be needed for the election of a director, provided those shares present in person or represented by proxy at the Annual Meeting constitute a quorum.

    The persons named in the form of proxy to represent stockholders at the Annual Meeting are Douglas D. Milne, III, Kevin E. Gage and Albert T. Jaronczyk. It is the intention of the persons named in a proxy to vote "FOR" the election of the nominees named herein unless contrary instructions are contained in such proxy. In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with the Company's management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

    The names of the nominees for election as directors are set forth below, together with their principal occupations and employment, directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act and any company registered as an investment company under the Investment Company Act of 1940, directorships in other companies, ages, lengths of service as directors, and the number and percentage of shares of Common Stock beneficially owned by each as of February 29, 1996, based on information furnished by the nominees. Louis
 T. Hagopian, a director of the Company who is not standing for reelection at the Annual Meeting, beneficially owned 10,000 shares of Common Stock as of February 29, 1996. There is no arrangement or understanding between any director and any other person or persons pursuant to which such director was or is to be selected as a director or nominee. There is no family relationship between any director and any executive officers or directors of the Company or the Bank.

    The Company was formed in April 1987 and acquired the Bank in July 1987. For current directors of the Company who are standing for reelection, the period of service for directors of the Company listed in the table below includes periods of service as directors of the Bank prior to formation of the Company in 1987.

    Each of the nominees has held the principal occupation listed for the past five years.

                                                                                                SHARES
                                   POSITIONS AND OFFICES WITH THE                            BENEFICIALLY
                                   COMPANY AND THE BANK PRESENTLY                            OWNED AND
                                   HELD AND PRINCIPAL OCCUPATIONS             DIRECTOR        PERCENT OF
 NAME                       AGE            AND EMPLOYMENT                      SINCE           CLASS(1)
 ----                       ---    ------------------------------             --------       ------------
 Richard A. Allen            71    Director of the Company and the              1986            1,700
                                   Bank; retired; formerly Executive                              .10%
                                   Vice President of Apax Investors
                                   Management Service, Inc., an
                                   investment advisory firm.

 Malcolm Beinfield           74    Director of the Bank since 1991;             Not             4,500
                                   Associate Clinical Professor of              currently         .26%
                                   Surgery, Yale University School              a director
                                   of Medicine.

 Kevin E. Gage               36    Director of the Company and                  1990           55,090(2)
                                   the Bank; President and Chief                                 3.13%
                                   Executive Officer of the
                                   Company and the Bank since
                                   May 1990.

 Arnold H. Libner            68    Director of the Company and the              1985           31,000
                                   Bank; Chairman of the Executive                               1.82%
                                   Committee of The Libner Corpora-
                                   tion, a manufacturer of wildlife
                                   products and a distributor of
                                   garden supplies, and President of
                                   Arnold H. Libner Properties.

 Joseph G. McIntyre, Jr.     66    Director of the Company and the              1987            2,000
                                   Bank; retired; formerly Vice                                   .12%
                                   President and Treasurer of
                                   Richardson-Vicks, Inc., a
                                   consumer products manufacturer.

 Douglas D. Milne, III       44    Chairman of the Board of the                 1984           48,320(3)
                                   Company and the Bank; Independent                             2.78%
                                   Contractor for Kelly Associates
                                   Real Estate, Inc., a real estate
                                   brokerage and management firm.

                                       5


                                                                                                SHARES
                                   POSITIONS AND OFFICES WITH THE                            BENEFICIALLY
                                   COMPANY AND THE BANK PRESENTLY                            OWNED AND
                                   HELD AND PRINCIPAL OCCUPATIONS             DIRECTOR        PERCENT OF
 NAME                       AGE            AND EMPLOYMENT                      SINCE           CLASS(1)
 ----                       ---    ------------------------------             --------       ------------

 Etta M. Stanko              70    Director of the Bank since 1985;             Not             8,500
                                   President of Joseph C. Stanko                currently         .50%
                                   Assoc., real estate management firm.         a director

 Peter L. Truebner           54    Director since 1995 and Secretary            Not               800
                                   since 1985 of the Bank; currently            currently         .50%
                                   in practice as Peter L. Truebner,            a director
                                   Attorney at Law.

 Charles E. Waggner          64    Director of the Company and the              1985          137,398
                                   Bank; Executive Vice President                                8.05%
                                   and partner of Esselen Associates
                                   Inc., an international petroleum
                                   products trading company.

 Robert O. White             73    Director of the Company and the              1987           19,000(4)
                                   Bank; retired; formerly Senior                                1.11%
                                   Vice President of Chemical Bank.


 (1) A "beneficial owner" of a security for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, includes any person who, directly or indirectly, has or shares voting power and/or investment power, although not necessarily the economic benefit, with respect to that security.

 (2) Includes 52,800 shares of Common Stock which could be acquired by Mr. Gage within 60 days from February 29, 1996 upon exercise of options outstanding under the Company's 1987 Stock Option Plan.

 (3) Includes 30,000 shares of Common Stock which could be acquired by Mr. Milne within 60 days from February 29, 1996 upon exercise of options outstanding under the Company's 1987 Stock Option Plan. Also includes 4,150 shares as to which Mr. Milne shares voting and investment power with his wife.

 (4)  Includes 1,000 shares owned by Mr. White's wife.

 MEETINGS AND COMMITTEES OF THE BOARD

    During 1995 the Board of Directors of the Company and the Bank met 16 and 10 times, respectively. All nominees named herein attended at least 75% of the total number of meetings of the Board of Directors and of those Board committees on which he or she served for each of the Company and the Bank.

    The members of the Board of Directors devote time and talent to certain standing committees of the Company. Among these committees are the Audit Committee, the Executive Compensation Committee, the Nominating Committee and the Finance Committee whose members and principal functions are described below.

    The functions of the Audit Committee include recommending to the Board of Directors of the Company the selection of independent accountants, reviewing with the independent accountants and approving the plan for and results of the annual audit, reviewing the annual financial statements of the Company, reviewing the independence of the independent accountants, determining the appropriate fees for accounting services provided by the independent accountants and monitoring the adequacy of the Company's and the Bank's internal accounting controls. The Audit Committee is composed of non-employee directors. Its members are currently Messrs. Allen, Libner, McIntyre and Waggner. During 1995, the Audit Committee of the Company met 17 times.

    The functions of the Executive Compensation Committee of the Company include making recommendations to the Company's Board of Directors concerning officer compensation and directors' fees. The factors in making such recommendations concerning senior officer compensation are semi-annual performance evaluations, annual Company performance and compensation surveys for similar sized bank holding companies. The Committee primarily reviews director compensation surveys in order to make recommendations for director compensation. In addition, the Executive Compensation Committee is authorized to grant stock options to certain key employees (including officers and directors) and non-employee directors of the Company and the Bank pursuant to the Company's 1987 Stock Option Plan and to grant stock options, stock appreciation rights and stock awards to officers and key employees of the Company and the Bank pursuant to the Company's 1995 Omnibus Stock Incentive Program, and to administer those Plans. Grants of options under the 1987 Stock Option Plan to members of the Executive Compensation Committee may only be made by the Company's Board of Directors. Directors who are not employees of the Company or the Bank are not eligible to receive awards under the 1995 Omnibus Stock Incentive Program. The members of the Executive Compensation Committee of the Company are currently Messrs. Milne, McIntyre and White. During 1995, the Executive Compensation Committee of the Company met 7 times.

    The functions of the Nominating Committee of the Company include making recommendations to the Board of Directors of the Company concerning nominees to serve as directors of the Company and the Bank. The Committee will consider responsible recommendations by stockholders of candidates to be nominated as directors of the Company but does not intend to solicit such recommendations. All such recommendations must be in writing to the Committee addressed to the Secretary of the Company. By accepting a stockholder recommendation for consideration, the Nominating Committee does not undertake to adopt or take any other action concerning such recommendation or to give the stockholder its reasons for any action or inaction. The members of the Nominating Committee are currently Messrs. Libner, Milne and Waggner. During 1995, the Nominating Committee of the Company met twice.

    The functions of the Finance Committee include reviewing and making recommendations to the Company's Board of Directors concerning investment and dividend policy. The members of the Finance Committee are currently Messrs. Allen, McIntyre, Waggner and White. During 1995 the Finance Committee met 14 times.


           COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

 COMPENSATION OF DIRECTORS

    During the year ended December 31, 1995 each of the non-employee directors of the Company or the Bank was paid $200 per Board of Directors meeting attended and $100 per Committee meeting of the Board of Directors attended. In addition to meeting fees, members of the Audit Committee received additional compensation totaling $7,100 for 1995. Total director fees paid in 1995 for the Company and the Bank were $81,600.

 OTHER COMPENSATION

    The Bank pays Mr. Milne a consulting fee of $3,000 per month for his services as Chairman of the Company and the Bank in addition to the director fees described above. For the year ended December 31, 1995, Mr. Milne was paid a total of $45,200 including director fees.

 CASH COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth information concerning the compensation paid by the Company or the Bank to the Company's current Chief Executive Officer during each year in the three years ended December 31, 1995. During such three-year period, no other current executive officer of the Company or the Bank received salary and bonus exceeding $100,000 in any year.

                           SUMMARY COMPENSATION TABLE
                           --------------------------


 NAME AND                                            OTHER ANNUAL      STOCK
 PRINCIPAL                      SALARY     BONUS   COMPENSATION(1)   OPTIONS
 POSITION              YEAR        $         $           $              #
- ------------------     ----    --------    -------  ---------------  -------

 Kevin E. Gage         1995    $156,346     $ -0-       $3,000        5,000
 President and         1994     146,731      6,700       2,000        5,000
 Chief Executive       1993     136,346     37,800       2,000        6,000
 Officer

    The table below provides information as to options granted under the Company's 1987 Option Plan during the year ended December 31, 1995 to Mr. Gage.

               OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 1995
               --------------------------------------------------

               # OF SECURITIES
                 UNDERLYING       % OF TOTAL
                  OPTIONS      OPTIONS GRANTED TO   EXERCISE   EXPIRATION
 NAME             GRANTED      EMPLOYEES IN 1995      PRICE       DATE
 ----          --------------  ------------------   --------   ----------
 Kevin E. Gage    5,000(2)            34%            $11.00      3/16/05


    The table below summarizes exercises of options by Mr. Gage during the year ended December 31, 1995 and the number of, and spread on, unexercised options held by him at December 31, 1995.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE
   -------------------------------------------------------------------------
 Value of

                                         NUMBER OF           UNEXERCISED
                                         UNEXERCISED         IN-THE-MONEY
                                         OPTIONS/SAR'S AT    OPTIONS/SAR'S AT
                   SHARES                DECEMBER 31, 1995   DECEMBER 31, 1995
                  ACQUIRED    VALUE      EXERCISABLE/        EXERCISABLE/
 NAME            ON EXERCISE  REALIZED   UNEXERCISABLE       UNEXERCISABLE(3)
 ----            -----------  --------   -----------------   -----------------
 Kevin E. Gage       0         $0         52,800/8,200       $415,100/18,150


 **FOOTNOTES**

 1 Amount represents the Bank's contribution to the 401K plan on behalf of Mr. Gage.

 2 Such option is intended to qualify as an incentive stock option for purposes of the Internal Revenue Code. The term of the option expires on March 16, 2005, ten years from the date of grant. The option became exercisable upon grant as to 20% of the shares covered thereby and becomes exercisable as to 20% of the shares covered thereby on the first, second, third and fourth anniversaries of the date of the grant. In the event of retirement or termination of employment, the option is exercisable within 90 days of retirement or within 30 days of termination of employment but, in the case of termination other than by retirement, only to the extent exercisable on the date of termination. In the event of disability or death, the option may be exercised within one year of disability or death. In no event will the option be exercisable after expiration of the term of the option.

 3  Based upon December 31, 1995 stock price of $13.25.

 EMPLOYMENT CONTRACT

    During 1991 the Bank entered into an employment agreement with Mr. Gage which was amended in 1993 and 1995. The term of the agreement is automatically extended on each anniversary of the agreement so that the term of the agreement shall be two years from such anniversary, unless written notice of termination is given by either party 60 days prior to any anniversary of the agreement. The terms of this agreement provide that, following a change of control or potential change of control (as defined) of the Bank or the Company, if the officer's employment is terminated by the Bank other than for death, special cause or special disability (as defined) or if the officer's employment is terminated by the officer, the Bank will be obligated to pay such officer a lump sum severance payment equal to
 2.99 times his then applicable annual salary. Prior to the occurrence of a change of control or a potential change of control, the Bank may terminate the officer's employment for any reason upon the payment of one month's salary multiplied by the number of full years of service by such officer to the Bank. The Company has guaranteed performance by the Bank of its obligations under this agreement.


 SPLIT DOLLAR LIFE INSURANCE

    During 1993 the Company entered into a Split Dollar Life Insurance program with Mr. Gage, whereby the Company purchased whole dollar life insurance for Mr. Gage. Upon Mr. Gage's death, his beneficiary will receive the proceeds of said policy. The Company is reimbursed for all premiums paid on said policy either out of the proceeds of said policy due to the death of Mr. Gage or the cash surrender value upon termination of the policy.


            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


    In the ordinary course of business, the Bank has made loans to officers and directors (including loans to members of their immediate families and loans to companies of which a director owns 10% or more).

    In the opinion of management, all of such loans were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                              PROPOSAL 2.

           RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS


    On recommendation of the Audit Committee, the Board of Directors has approved KPMG Peat Marwick LLP, independent accountants, to audit the books, records and accounts of the Company and the Bank for the year ending December 31, 1996. In accordance with a resolution of the Board of Directors, this selection is being presented to the stockholders for ratification or rejection at the Annual Meeting.

    KPMG Peat Marwick LLP will audit the consolidated balance sheet as of the end of the fiscal year and related consolidated statements of income, and changes in stockholders' equity and cash flows for the year in accordance with generally accepted auditing standards. The accounting firm also is responsible for the preparation of the Company's consolidated state and federal income tax returns. The Company has been advised by KPMG Peat Marwick LLP that it has no material direct financial interest or any material indirect financial interest in the Company other than that arising from the firm's employment as independent accountants. It is expected that a representative of KPMG Peat Marwick LLP will attend the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

    On March 5, 1996, the Company notified Price Waterhouse LLP that Price Waterhouse LLP was dismissed as the Company's independent accountants for the fiscal year ending December 31, 1996. Since that date, Price Waterhouse LLP has completed its audit of the Company's financial statements as of December 31, 1995, and for the year then ended. Price Waterhouse LLP has assisted the Company in meeting its 1995 income tax reporting obligations. The decision to dismiss Price Waterhouse LLP as the Company's independent accountants for the year ending December 31, 1996 was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Board of Directors.

    The reports of Price Waterhouse LLP on the financial statements of the Company for the fiscal years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

    During the fiscal years ended December 31, 1995 and 1994 and the period from January 1, 1996 through March 5, 1996, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused Price Waterhouse LLP to make a reference to the subject matter of the disagreement in its report on the financial statements for such years.

    During the fiscal years ended December 31, 1995 and 1994 and the period from January 1, 1996 through March 5, 1996, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K except as set forth below.

    On August 25, 1995 the Audit Committee of the Company concluded its investigation of accounting errors and irregularities which were initially discovered in July 1995. Based upon the findings of the investigation, the Board of Directors of the Company has concluded that the errors and irregularities resulted from the activities of a former employee who manipulated records and circumvented controls. The results of such actions required the restatement of financial statements for the years ended December 31, 1992 through 1994. In connection with such restatements, Price Waterhouse LLP identified certain material weaknesses in the Company's internal controls. The material weaknesses noted related to the lack of segregation of duties by a former officer of the Company and lack of control over the input of entries into the general ledger. Such matters were summarized and reported to the Company's Audit Committee by Price Waterhouse LLP. The Company has authorized Price Waterhouse LLP to respond to any and all inquiries by its successor accountants concerning the subject matter of such reportable event.

    If the stockholders do not ratify the selection of KPMG Peat
 Marwick LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

    The Board of Directors recommends that you vote "FOR" Proposal 2.

             STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING


    Any stockholder who intends to present a proposal at the Annual Meeting of Stockholders to be held in 1997 is advised that, in order for such proposal to be considered for inclusion in the Board of Directors' proxy material for such meeting, the proposal must be received by the Company at its principal executive office not later than December 27, 1996, directed to Kevin E. Gage, President, Hometown Bancorporation, Inc., 20 West Avenue, Darien, Connecticut 06820-1265. It is currently anticipated that the 1997 Annual Meeting will be held in May 1997.


                         COSTS OF SOLICITATION


    The Company will bear the cost of preparing, assembling and mailing the notice, this Proxy Statement and the form of proxy for the Annual Meeting. Solicitation of proxies will be primarily through the use of the mails, but regular employees of the Company or the Bank may solicit proxies by personal contact, by telephone or by telegraph without additional remuneration therefor. Banks, brokerage houses and other institutions, nominees or fiduciaries will be notified and supplied with sufficient copies of proxies, proxy soliciting material and annual reports in order to obtain authorization for the execution of proxies by their beneficial holders. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their beneficial holders.


                             OTHER MATTERS


    As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

                      ANNUAL REPORT ON FORM 10-K


    THE COMPANY, UPON WRITTEN REQUEST, WILL PROVIDE WITHOUT CHARGE TO EACH PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS MUST BE DIRECTED
 TO:


    Mr. Kevin E. Gage, President and Chief Executive Officer
    Hometown Bancorporation, Inc.
    20 West Avenue
    Darien, Connecticut  06820-1265


 COPIES OF SAID ANNUAL REPORT ON FORM 10-K WILL NOT INCLUDE THE
 EXHIBITS THERETO, BUT WILL INCLUDE A LIST DESCRIBING SUCH EXHIBITS NOT INCLUDED, COPIES OF WHICH WILL BE AVAILABLE AT A COST OF ONE
 DOLLAR PER PAGE.


                                 By Order of the Board of Directors




                                 Kevin E. Gage
                                 President and Chief Executive Officer


 Darien, Connecticut
 April 26, 1996

                                                               APPENDIX A

                      HOMETOWN BANCORPORATION, INC.

             PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                      HOMETOWN BANCORPORATION, INC.
                        TO BE HELD ON JUNE 6, 1996



 The undersigned hereby appoints Douglas D. Milne, III, Kevin E. Gage and Albert T. Jaronczyk, and each of them, as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock of Hometown Bancorporation, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 20 West Avenue, Darien, Connecticut at
 4:00 P.M., local time, on June 6, 1996, or at any adjournments thereof.

          (TO BE SIGNED AND DATED ON REVERSE SIDE)

    1.    The election of Directors:

    FOR all nominees listed below            WITHHOLD AUTHORITY to
    (except as marked to the                 vote for all nominees
    contrary)                                listed to the right
             ------                                              ------

 Richard A. Allen, Malcolm Beinfield, Kevin E. Gage, Arnold H. Libner, Joseph G. McIntyre, Jr., Douglas D. Milne, III, Etta M. Stanko, Peter L. Truebner, Charles E. Waggner, Robert O. White.

 (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

 -----------------------------------------------------------------------

    2. Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the year ending December 31, 1996.

          FOR   [    ]  AGAINST   [    ]  ABSTAIN  [    ]

    3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES NAMED ABOVE AND "FOR" PROPOSAL 2.

 The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.


                                         Signature
                                                  -----------------------

                                         Signature
                                                  -----------------------

                                          Dated:

                                                -------------------------

 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

 To help our preparations for the Annual Meeting, please check here if you plan to attend.
                    --------

 PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.